AXA PREMIER VIP TRUST – TARGET ALLOCATION PORTFOLIOS

SUPPLEMENT DATED JUNE 23, 2014 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2014, as supplemented, of AXA Premier VIP Trust (the “Trust”) regarding the AXA Target Allocation Portfolios (each, a Target Allocation Portfolio” and collectively, the “Target Allocation Portfolios”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to disclosure relating to the Underlying Portfolios in which the Target Allocation Portfolios may invest.

The following footnote and the references thereto, denoted by an “*”, that appear in the section of the Prospectus captioned “Information Regarding the Underlying Portfolios” are deleted:

“*Subject to shareholder approval, we anticipate that each of these Portfolios will be merged into a corresponding, newly created series of EQ Advisors Trust with substantially identical investment objectives, policies, and strategies. It is anticipated that these mergers will occur on or about June 20, 2014. After the mergers, these Portfolios will no longer be available.”

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